                                  EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-25513, 33-33187, 33-43118, 33-46804, 33-50107 and 33-55746.


                                                  /s/ Arthur Andersen & Co.




Birmingham, Alabama
  March 9, 1994